UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      May 21, 2009
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of
            Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 21, 2009, Deborah Thomas was appointed Chief Financial Officer of Hasbro, Inc. ("Hasbro" or the "Company"). Ms. Thomas, age 45, has served as Senior Vice President and Head of Corporate Finance of Hasbro since 2008. Previous to that, Ms. Thomas served as Senior Vice President and Controller since 2003. David D.R. Hargreaves, who previously served as both the Chief Operating Officer and the Chief Financial Officer of Hasbro, continues to serve as the Chief Operating Officer.

     A copy of the May 21, 2009 press release announcing the promotion of Ms. Thomas to Chief Financial Officer is furnished as Exhibit 99.1 to this Form 8-K.


Item 8.01  Other Events.

     The Company's 2009 Annual Meeting (the "Annual Meeting") of Shareholders was held on May 21, 2009. Set forth below are the results of the votes taken at the Annual Meeting.

     Of the 139,821,649 shares of the Company's common stock outstanding as of the close of business on the March 27, 2009 record date, 120,227,469 shares were represented at the meeting.

     The Company's shareholders were voting on four matters at the Annual Meeting. Those four matters were the election of fourteen directors, the approval of amendments to Hasbro's Restated 2003 Stock Incentive Performance Plan, the approval of Hasbro's 2009 Senior Management Annual Performance Plan, and the ratification of the selection of KPMG LLP as Hasbro's independent registered public accounting firm for fiscal 2009.

     The fourteen nominees for election to the Board, for one-year terms ending at the 2010 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, were elected by the following votes:

     Name                       Votes For                 Votes Withheld

     Basil L. Anderson          117,222,452               3,005,017
     Alan R. Batkin             117,878,811               2,348,658
     Frank J. Biondi, Jr.       115,335,445               4,892,024
     Kenneth A. Bronfin         114,197,840               6,029,629
     John M. Connors, Jr.       117,088,519               3,138,950
     Michael W.O. Garrett       118,874,219               1,353,250
     E. Gordon Gee              116,976,471               3,250,998
     Brian Goldner              119,415,288                 812,181
     Jack M. Greenberg          117,426,704               2,800,765
     Alan G. Hassenfeld         119,319,422                 908,047
     Tracy A. Leinbach          119,790,911                 436,558
     Edward M. Philip           119,140,922               1,086,547
     Paula Stern                117,472,693               2,754,776
     Alfred J. Verrecchia       118,473,185               1,754,284

     The shareholders approved the amendments to the Restated 2003 Stock Incentive Performance Plan by the following vote:

     For                  Against         Abstain         Broker Non-Votes

     84,896,141           28,900,748      327,163         6,103,417

     The shareholders approved the 2009 Senior Management Annual Performance Plan by the following vote:

     For                  Against         Abstain         Broker Non-Votes

     114,552,544          5,304,080       370,845         0

     The shareholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2009 by the following vote:

     For                  Against         Abstain         Broker Non-Votes

     116,186,298          3,899,194       141,977         0



Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits


     99.1 Press Release, dated May 21, 2009, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: May 22, 2009                    By:     /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D.R. Hargreaves
                                              Chief Operating Officer

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                              Dated May 22, 2009


                                Exhibit Index


Exhibit
No.


99.1  Press Release, Dated May 21, 2009, of Hasbro, Inc.